                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 15, 2007
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                                   NUCO2 INC.
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               (Exact Name of Registrant as Specified in Charter)

         Florida                         0-27378                65-0180800
         -------                         -------                ----------
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)

           2800 S.E. Market Place, Stuart, Florida                34997
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          (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (772) 221-1754
                                                           --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 15, 2007,  NuCO2 Inc.,  a Florida  corporation  (the  "Company"), issued a press release  announcing its financial  results for the fourth quarter and fiscal year ended June 30, 2007 and other financial  information.  A copy of the press  release is furnished  as Exhibit 99.1 to this Current  Report on Form
8-K.

ITEM 7.01.  REGULATION FD DISCLOSURE.

     On August 15,  2007,  the Company  issued a press  release  announcing  its financial results for the fourth quarter and fiscal year ended June 30, 2007 and other financial information. A copy of the press release is furnished as Exhibit
99.1 to this Current Report on Form 8-K.

      The  information in this Current  Report,  including the exhibit  attached hereto,  is being  furnished  and shall not be deemed  "filed"  for  purposes of
Section 18 of the  Securities  Exchange Act of 1934,  as amended (the  "Exchange
Act"), or otherwise subject to the liabilities of such section.  The information in this Current  Report,  including the exhibit,  shall not be  incorporated  by reference into any filing under the  Securities Act of 1933, as amended,  or the
Exchange Act,  regardless of any incorporation by reference language in any such filing.  This  Current  Report  will  not  be  deemed  an  admission  as to  the materiality  of any  information  in this Current  Report that is required to be disclosed solely by Regulation FD.

ITEM 9.01.  FINANCIAL STATEMENT AND EXHIBITS.

      (d)   Exhibits.

            Exhibit No.       Description
            -----------       -----------

            99.1              Press Release dated August 15, 2007.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                         NUCO2 INC.
Date: August 15, 2007
                                         By: /s/ Eric M. Wechsler
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                                             Eric M. Wechsler,
                                             General Counsel